UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2010

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Item 2. On September 14, 2010, ThermoGenesis Corp. issued a press release announcing its results of operations and financial condition for the quarter and year ended June 30, 2010. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated September 14, 2010, titled "ThermoGenesis Announces Fourth Quarter Revenues of $7.2 Million; Reduces Net Loss to $171,000."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

September 14, 2010	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: CFO & EVP, Business Development

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 14, 2010, titled "ThermoGenesis Announces Fourth Quarter Revenues of $7.2 Million; Reduces Net Loss to $171,000."